UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2013

BIND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36072	56-2596148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Vassar Street, Cambridge, Massachusetts 02139

(Address of principal executive offices) (Zip Code)

(617) 491-3400

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 12, 2013, BIND Therapeutics, Inc. (the “Company”) and Amgen Inc. (“Amgen”) amended the Amended and Restated License Agreement, effective as of January 7, 2013 (the “Agreement”), between the Company and Amgen to extend the period during which Amgen may exercise its option under the Agreement to select an Accurin candidate for further development by six months, to July 7, 2014 (the “Amendment”). The Amendment was effective as of December 6, 2013.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1, effective as of December 6, 2013, to Amended and Restated License Agreement, effective as of January 7, 2013, by and between the Company and Amgen Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIND THERAPEUTICS, INC.

Date: December 12, 2013	By:	/s/ Scott Minick

Scott Minick
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1, effective as of December 6, 2013, to Amended and Restated License Agreement, effective as of January 7, 2013, by and between the Company and Amgen Inc.